Legal proceedings and contingencies	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Legal proceedings and other contingencies	Legal proceedings and other contingencies
General
In the ordinary course of business, Shell subsidiaries are subject to a number of contingencies arising from litigation and claims brought by governmental authorities, including tax authorities, and private parties. The operations and earnings of Shell subsidiaries continue, from time to time, to be affected to varying degrees by political, legislative, fiscal and regulatory developments, including those relating to the protection of the environment and indigenous groups in the countries where they operate. The industries in which Shell subsidiaries are engaged are also subject to physical risks of various types.
The amounts claimed in relation to such events and, if such claims against Shell were successful, the costs of implementing the remedies sought in the various cases could be substantial. Based on information available to date and taking into account that in some cases it is not practicable to estimate the possible magnitude or timing of any resultant payments, management believes that the foregoing are not expected to have a material adverse impact on Shell's Consolidated Financial Statements. However, there remains a high degree of uncertainty around these contingencies, as well as their potential effect on future operations, earnings, cash flows and Shell's financial condition.
In certain divestment transactions, liabilities related to decommissioning and restoration are de-recognised upon transfer of these obligations to the buyer. For certain of these obligations Shell has issued guarantees to third parties and continues to be liable in case the primary obligor is not able to meet its obligation. These potential obligations arising from issuance of these guarantees are assessed to be remote.
Decommissioning and restoration of manufacturing facilities
For long-lived manufacturing facilities, where decommissioning would generally be more than 50 years away, while there is a present obligation that has arisen from past events, the amount of the obligation cannot be reliably measured. This is because the settlement dates are indeterminate; and other estimates, such as extremely long-term discount rates for which there is no observable measure, cannot be reliably determined. Consequently, the decommissioning and restoration obligation that exists for such long-lived manufacturing facilities cannot be reliably quantified and is disclosed as a contingent liability. There remains a high degree of uncertainty concerning such obligations and their potential effects on future operations, earnings, cash flows, reputation and Shell's financial condition.
31. Legal proceedings and other contingencies continued
Pesticide litigation
Shell USA, Inc. (Shell USA), along with another agricultural chemical pesticide manufacturer and several distributors, has been sued by public and quasi-public water purveyors, water storage districts and private landowners alleging responsibility for groundwater contamination caused by applications of chemical pesticides. There are approximately 24 such cases currently pending, four claims made but not yet filed, and an active subpoena for records. These matters assert various theories of strict liability and negligence, seeking to recover actual damages, including drinking well treatment and remediation costs. Most assert claims for punitive damages. While Shell USA continues to vigorously defend these actions, in January 2018 an environmental regulatory standard became effective in the State of California, where a majority of the suits are pending. The 2018 standard requires public water systems state-wide to perform quarterly or monthly sampling of their drinking water sources for a chemical contained in certain pesticides. Water systems deemed out of compliance with the regulatory standard must take corrective action to resolve the exceedance or take the potable water source out of service. In response to this regulatory standard, Shell USA monitors the sampling results to determine the number of wells potentially impacted. Based on the claims asserted and Shell USA's history with regard to amounts paid to resolve varying actions, management does not expect the outcome of the matters pending at December 31, 2023, to have a material adverse impact on Shell. However, there remains a high degree of uncertainty regarding the potential outcome of some of these pending lawsuits, as well as their potential effect on future operations, earnings, cash flows and Shell's financial condition.
Climate change litigation
In the USA, energy companies (including Shell), industry associations, and others have been named in several matters alleging responsibility for the impacts of climate change due to the use of fossil fuels. These matters assert a number of different theories of liability for a wide variety of harms, including but not limited to, impacts to public and private infrastructure, natural resources, and public health and services. As of December 31, 2023, 24 lawsuits naming Shell as a defendant were pending, three claims were filed but not yet served, and one petition to preserve testimony was pending.
In the Netherlands, in a case against Shell brought by a group of environmental non-governmental organisations (eNGOs) and individual claimants, the Court found that while Shell is not currently acting unlawfully, Shell must reduce the aggregate annual volume of CO2 emissions of Shell operations and energy-carrying products sold across Scopes 1, 2 and 3 by 45% (net) by the end of 2030 relative to its 2019 emissions levels (the "Dutch Court Order"). For Scopes 2 and 3, this is a significant best-efforts obligation. Shell appealed that ruling and a hearing is scheduled to take place before the Dutch Court of Appeal of The Hague in April 2024.
Management believes the outcome of these matters should be resolved in a manner favourable to Shell, but there remains a high degree of uncertainty regarding the ultimate outcome of these lawsuits, as well as their potential effect on future operations, earnings, cash flows and Shell's financial condition.
NAM (Groningen gas field) litigation
Since 1963, NAM – a joint venture between Shell and ExxonMobil (50%:50%) – has been producing gas from the Groningen field, the largest gas field in Western Europe. After smaller tremors in the 1990s and the late 2000s, an earthquake measuring 3.6 on the Richter scale occurred in 2012, causing damage to properties in the affected area, and the area continues to experience tremor/earthquake-type events. NAM has successfully settled close to 80,000 claims for physical damage to property. The Dutch State has taken over the damage-claim-handling from NAM for all claim categories, and the strengthening operation in the region, while NAM remains financially responsible insofar as the costs corresponded to NAM's liability. In 2022, NAM started arbitrations with the Dutch government to have its financial liability determined for costs which the Dutch government compensated to claimants and subsequently charged to NAM. These claims include but are not limited to physical damage to property, housing value loss, emotional damage and loss of living enjoyment.
Shell and ExxonMobil seek to reach a final, all-encompassing settlement with the Dutch government on the new design of the Dutch "Gasgebouw" and the wind-down of natural gas production in Groningen. Shell, ExxonMobil and the Dutch government reached agreements in 2018 (Heads of Agreement) and 2019 (Interim Agreement) and subsequently have been engaged in discussions on the interpretation and implementation of these agreements and on a final and all-encompassing settlement. As these discussions have not led to such a settlement, in December 2023, the NAM shareholders asked an independent arbitration panel to rule on the interpretation and implementation of the agreements made in 2018/2019. The purpose of this arbitration is for a neutral third party to assess the situation and provide clarity. The arbitration is expected to take several years and the judgement will be binding. The arbitration does not preclude a final and all-encompassing settlement, provided Shell, ExxonMobil and the Dutch government agree to pursue such a settlement.
There remains a high degree of uncertainty concerning the ultimate outcome of these disputes and their potential effect on future operations, earnings, cash flows, reputation and Shell's financial condition.
31. Legal proceedings and other contingencies continued
Kazakhstan
Shell has several matters in dispute involving the Republic of Kazakhstan. One litigation matter involving a Shell NOV relates to a Sulphur permitting inspection outcome. An unfavourable ruling was issued by the Administrative Collegium of Astana City Court in February 2024. The Shell NOV is assessing its next steps, including filing an appeal to the Kazakhstan Supreme Court.
The other matters are two Shell NOVs concerning disputes as to cost recovery for the period 2010 to 2019 under the applicable production sharing contracts. In March 2023, the Republic of Kazakhstan appointed its arbitrator in each of the disputes, formally starting the arbitration process. No Statement of Claim has been filed in either matter.
Accordingly, at this time, it is not possible to reliably estimate the magnitude and timing of any possible obligations or payments in respect of the matters above or whether any payments will be due. There remains a high degree of uncertainty regarding the ultimate outcomes, as well as the potential effect on future operations, earnings, cash flows and Shell's financial condition.
Nigerian litigation
Shell subsidiaries and associates operating in Nigeria are parties to various environmental, non-environmental and contractual disputes brought in the courts of Nigeria and England. These disputes are at different stages in litigation, including at the appellate stage, where judgements have been rendered against Shell entities in some of these disputes. If taken at face value, the aggregate amount of these judgements could be seen as material. Management, however, believes that the outcomes of these disputes, once determined, will be favourable to Shell. However, there remains a high degree of uncertainty regarding these cases, as well as their potential effect on future operations, earnings, cash flows and Shell's financial condition.
OPL 245
On January 27, 2017, the Nigeria Federal High Court issued an Interim Order of Attachment for Oil Prospecting Licence 245 (OPL 245), pending the conclusion of the investigation of Shell Nigeria Exploration and Production Company Ltd.'s (SNEPCO's) investment in the Nigeria oil block OPL 245 and the 2011 settlement of litigation pertaining to that block with regard to potential anti-bribery, anti-corruption and anti-money laundering laws. SNEPCO applied for and was granted a discharge of this order on constitutional and procedural grounds. Also in Nigeria, in March 2017, criminal charges alleging official corruption and conspiracy to commit official corruption were filed against SNEPCO, one then current now former Shell employee and third parties including ENI SpA and one of its subsidiaries. Those proceedings are in abeyance. In January 2020, criminal charges alleging disobeying direction of law related to tax waivers were filed in Nigeria against Shell Nigeria Ultra Deep Ltd., SNEPCO, and third parties including Nigeria Agip Exploration Limited (NAE). Those proceedings are ongoing. In March 2017, parties alleging to be shareholders of Malabu Oil and Gas Company Ltd. (Malabu) filed two actions to challenge the 2011 settlement and the award of OPL 245 to SNEPCO and an ENI SpA subsidiary by the Federal Government of Nigeria. Both actions are currently stayed awaiting the outcome of appeals filed against procedural decisions. Those appeal proceedings are ongoing. On May 8, 2018, Human Environmental Development Agenda (HEDA) sought permission from the Federal High Court of Nigeria to apply for an order to direct the Attorney General of the Federation to revoke OPL 245 on grounds that the entire Malabu transaction in relation to the OPL is unconstitutional, illegal and void as it was obtained through fraudulent and corrupt practice. On July 3, 2019, the Nigerian Federal High Court upheld objections from SNEPCO and NAE and struck the lawsuit filed by HEDA. The suit was struck because of the statute of limitations and lack of jurisdiction to hear the matter. HEDA has appealed the judgement, which is ongoing.
On a separate OPL 245 matter, pre-trial criminal proceedings are pending against an individual who also did not work for or on behalf of Shell.
On July 21, 2022, the Dutch Public Prosecutor's office announced it had dismissed its investigation into bribery allegations related to OPL 245. On October 24, 2022, Re:Common, HEDA and The Corner House announced that they filed a complaint at the Court of Appeal in The Hague, pursuant to Article 12 of the Dutch Code for Criminal Procedure, challenging the decision by the Dutch Public Prosecutor to dismiss its investigation. There remains a high degree of uncertainty around the OPL 245 matters and contingencies discussed above, as well as their potential effect on future operations, earnings, cash flows and Shell's financial condition. Accordingly, at this time, it is not possible to reliably estimate the possible obligations and timing of any payments. Any violation of anti-bribery, anti-corruption or anti-money laundering legislation could have a material adverse effect on Shell plc's earnings, cash flows and financial condition.